                                  Exhibit 99.2
                                  ------------


(Logo)                                               KEY CAPITAL MARKETS, INC.
KEY CAPITAL MARKETS                                         127 PUBLIC SQUARE
                                                          CLEVELAND, OH 44114
                                           (216) 689-0286; (216) 689-5287 FAX

                                 FAX TRANSMITTAL

                     CHAMPION HOME EQUITY LOAN TRUST 1998-1

Fax to:                                               DATE:  September 21, 1998
COMPANY:                                              PAGES (INCL. COVER):  19
Fax No:                                               PHONE No:
From:                                                 PHONE No:   (216) 689-

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information.

This Information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Any investment decision should be based only on the data in the prospectus and prospectus supplement or private placement memorandum (the "Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials and any further explanation regarding the Information.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. The Information is subject to the same qualifications and assumptions, and you should consider it only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Documents. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. The analyses in the Information have been prepared on the basis of certain assumptions (including, in certain cases, assumptions you have specified) regarding payments, interest rates, losses and other matters, including, without limitation, the assumptions described in the Offering Documents.

Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Key Capital Markets, Inc. or any affiliate. Key Capital Markets, Inc. and any of its affiliates make no representation nor warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

This Information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the Information contained in the Offering Documents). None of the securities referred to in the Information are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency nor have the securities been approved or disapproved by the Securities and Exchange Commission, any state securities commission, the Comptroller of the Currency of the United States, the Federal Deposit Insurance Corporation or the Board of Governors of the Federal Reserve System.

Champion Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 1 of 5)
-------------------------------------------------------------------------------

LEAD MANAGER:             BEAR STEARNS

CO-MANAGERS:              Key Capital Markets, Inc.

SELLER AND SERVICER:      Champion Mortgage Co., Inc.

DEPOSITOR:                Bear Stearns Asset Backed Securities, Inc.

Trustee:                  Harris Trust and Savings Bank

OFFERED CERTIFICATES:     $321,000,000 Champion Home Equity Loan Pass-Through
                          Certificates, Series 1998-1 to be issued in the following classes:

                                         AVERAGE                                        FINAL
                                         LIFE TO     PRINCIPAL     PRINCIPAL        SCHEDULED            EXPECTED
OFFERED                APPROXIMATE         Call        Lockout        Window     DISTRIBUTION             RATINGS
CERTIFICATES            CLASS SIZE       (YEARS)      (MONTHS)       (months)            Date      (S&P /Moody's)

Class A-1             $300,000,000       3.38          none            122        9/25/28               AAA Aaa
Class A-2         $ 21,000,000 (a)       N/A           N/A             N/A        9/25/01               AAAr Aaa

     Note:    (a) Notional Balance.


OTHER CERTIFICATES:      In addition to the Offered Certificates, the Trust
                         will issue two classes of residual certificates (the
                         " Residual Certificates"). The Residual Certificates are not being offered hereby.

REGISTRATION:            The Offered Certificates will be available in
                         book-entry form through DTC, Cedel Bank, S.A. and the Euroclear System.

CUT-OFF DATE:             September 1, 1998.

CLOSING DATE:            On or about September [30], 1998.

DISTRIBUTION DATE:       25th day of each month (or the next succeeding
                         business day), commencing October 25, 1998.

Delay:                   Class A-1 (0 days); Class A-2: (24 days).

DENOMINATIONS:           The Offered Certificates are issuable in minimum
                         denominations of an original amount of $25,000 and multiples of $1,000 thereafter.

-------------------------------------------------------------------------------
                              KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Champion Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 2 of 5)
-------------------------------------------------------------------------------

THE CLASS A-1 CERTIFICATE RATE:    On each Distribution Date, the "Class A-1
                                   Certificate Rate" will be equal to the
                                   lesser of (x) with respect to any
                                   Distribution Date which occurs on or prior to the date on which the Optional
                                   Termination may be exercised, One-Month
                                   LIBOR plus _% per annum (the "Class A-1
                                   Formula Rate"), and for any Distribution
                                   Date thereafter One-Month LIBOR plus _% per annum, and (y) the Net Funds Cap. Interest will accrue on the Class A-1 Certificates at the Class A-1 Certificate Rate from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, on an actual/360-day basis.

NET FUNDS CAP:                     The "Net Funds Cap" is equal to, as a
                                   percentage of the Class A-1 Certificate
                                   Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest
                                   Distribution, and after month [36], zero.

THE CLASS A-2 CERTIFICATE RATE:    On each Distribution Date, the "Class A-2
                                   Certificate Rate" will be equal to [8.12]%.
                                   Interest will accrue on the Class A-2
                                   Certificates at a fixed rate during the
                                   calendar month prior to the month of the related Distribution Date on a 30/360-day basis.

 THE CLASS A-2 NOTIONAL BALANCE:   Interest will be calculated on the Class
                                   A-2 Certificates on each Distribution Date on the basis of a "Notional Principal
                                   Balance" equal to, for the first [36]
                                   Distribution Dates, the lesser of (a) the Pool Balance as of first day of the related collection period and (b) $[21,000,000], and thereafter, zero.

THE MORTGAGE LOANS:                The Mortgage Loans to be included in the
                                   Trust on the Closing Date will consist of non-conforming, closed-end, fixed-rate home equity loans.

------------------------------------------------------------------------------
                              KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 3 of 5)
------------------------------------------------------------------------------


CREDIT ENHANCEMENT:                Credit enhancement with respect to the
                                   Certificates will be provided by (a) the overcollateralization mechanics which utilize excess interest created by the internal cashflows of the pool, (b) excess interest (if any) remaining after the required overcollateralization level is reached, and (c) the MBIA Insurance Policy.

OVERCOLLATERALIZATION:             The required application of the cashflow
                                   from the pool results in a limited
                                   acceleration of the Class A-1 Certificates relative to the amortization of the Mortgage Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Class A-1 Certificate Principal
                                   Balance. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding principal balance of the mortgage loans (the "Pool Principal
                                   Balance") over the Class A-1 Certificate
                                   Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions below, the acceleration feature will cease unless needed to maintain the required level of overcollateralization. The Pooling and
                                   Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

MBIA INSURANCE POLICY:             MBIA Insurance Corporation (the
                                   "Certificate Insurer" or "MBIA") will
                                   unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates
                                   (i.e., after any losses reduce the
                                   overcollateralization to zero, MBIA will cover the excess, if any, of the Class A-1
                                   Certificate Principal Balance over the Pool
                                   Principal Balance). The Insurance Policy is not cancelable for any reason.


------------------------------------------------------------------------------
                               KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 4 of 5)
-----------------------------------------------------------------------------

PAYMENT AND DISTRIBUTION

PRIORITIES:                         (1)   The Trustee fees and expenses and
                                          the MBIA premium;

                                    (2)   Concurrently, to the holders of the
                                          Class A-1 and Class A-2
                                          Certificates, the related Class
                                          Interest Distribution;

                                    (3)   To the holders of the Class A-1
                                          Certificates, the Class A-1
                                          Principal Distribution Amount;


                                    (4)   To MBIA, amounts owed for
                                          reimbursement of any prior draws on
                                          the Insurance Policy;

                                    (5)   To the holders of the Class A-1
                                          Certificates, until the Class A-1
                                          Principal Balance has been reduced
                                          to zero, to the extent of available
                                          funds remaining, the Distributable
                                          Excess Spread for such Distribution
                                          Date;

                                    (6)   To the Servicer, any accrued and
                                          unpaid Servicing Fees;

                                    (7)   To the Servicer, any unreimbursed
                                          Nonrecoverable Advances;

                                    (8)   To MBIA, any other amounts owing to
                                          MBIA under the Insurance Agreement;

                                    (9)   To the holders of the Residual
                                          Certificates, any remaining amounts.

OPTIONAL TERMINATION:                     At the option of the Servicer, after
                                          the Pool Principal Balance is less
                                          than 5% of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the Cut-off Date, the Servicer will
                                          have the right, under limited
                                          circumstances, to purchase all of
                                          the Mortgage Loans from the Trustee
                                          and thereby effect a termination of
                                          the Trust.

SERVICING/OTHER FEES:                     The collateral is subject to certain
                                          fees, payable monthly, including a
                                          servicing fee of 0.40% per annum (so
                                          long as Champion is the servicer;
                                          otherwise, 0.50%) (the "Servicing
                                          Fee"), the MBIA Insurance Premium,
                                          and the trustee fees.

ADVANCING BY SERVICER:                    The Servicer is required to advance
                                          from its own funds any delinquent
                                          payment of interest (but not
                                          principal) unless such interest is
                                          deemed to be non-recoverable (the
                                          "Monthly Advances").


-------------------------------------------------------------------------------
                              KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 5 of 5)
-------------------------------------------------------------------------------


FEDERAL TAX ASPECTS:          The Trust will include multiple segregated asset
                              pools, with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" ("REMIC"). The
                              Offered Certificates will represent ownership in "regular interests" in the Master REMIC and will be treated as debt instruments of the Master
                              REMIC for federal income tax purposes with payment terms equivalent to the terms of such Certificates. In addition, a portion of the interest due on the Class A-1 Certificates will be treated as having been paid pursuant to an interest-rate cap agreement (for tax purposes) and not as a REMIC regular interest. The
                              Residual Certificates will constitute the sole class of "residual interests" in the Master
                              REMIC and the sole class of "residual interests" in any Subsidiary REMIC. Investors are advised to consult their tax advisors and to review the Prospectus and Prospectus Supplement.

ERISA CONSIDERATIONS:         Subject to the discussion in the Prospectus and
                              Prospectus Supplement, the Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:            The Certificates will not constitute
                                                    ---
                              "mortgage-related securities" for purposes of
                              SMMEA.

PROSPECTUS:                   The Certificates are being offered pursuant to a
                              Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus").
                              Additional information with respect to the Offered Certificates and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

-------------------------------------------------------------------------------
                              KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 1 of 5)
-------------------------------------------------------------------------------


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS
Preliminary  Characteristics  Of  The  Mortgage  Loans  As Of The  Cut-off  Date
(9/1/98):


Total Number Of Loans:                                       4,620
Total Outstanding Loan Balance:                       $300,034,624

    Balloon (% Of Total):                                   32.77%
    Level Pay (% Of Total):                                 67.23%

Average Loan Principal Balance:                            $64,943                ($7,414 to $226,776)
Weighted Average CLTV:                                      68.30%                (4.18% to 89.99%)
% Of Pool With LTVS > 85%:                                   0.02%
Weighted Average Coupon:                                    10.63%                (9.25% to 13.99%)
Weighted Average Remaining Term To Maturity (Months):          197                (50 to 360)
Weighted Average Seasoning (Months):                             5                (0 to 10)
Weighted Average Original Term (Months):                       202                (60 to 360)





Range Of Original Terms:                                 Level Pay                       Balloon
                                                        ------------------------   ------------------
                                                        Up to 60:     0.61%       121 - 180:   32.77%
                                                        61 -120:      6.04%
                                                        121 -180:     23.85%
                                                        181 - 240:    33.41%
                                                        301 - 360:    3.33%

Lien Position:                              1st Lien:       80.80%
                                            2nd Lien:       19.20%

Property Type:                Single Family Detached:       78.03%
                              Single Family Attached:        8.35%
                                          2-4 Family:       10.56%
                               Condominium/Townhouse:        2.71%
                                               Other:        0.35%

Occupancy Status:                     Owner Occupied:       94.47%
                                  Non-Owner Occupied:        5.53%

Geographic Distribution:                                       NJ:       33.62%           MD:    5.37%
(states not listed individually account                        NY:       33.48%
for less than 5.00% of the Mortgage                            PA:        9.87%
Loan principal balance)                                        MA:        6.30%

Credit Quality:                                                 A:       73.43%
per Issuer's guidelines                                        13:       13.65%
                                                                C:        9.88%
                                                                D:        3.04%



-------------------------------------------------------------------------------
                              KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 2 of 5)
-------------------------------------------------------------------------------

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Mortgage Loans as of the Cut-Off Date
(9/l/98):

                            GEOGRAPHIC DISTRIBUTION OF PROPERTIES

                          Number of Home         Aggregate     % Of Aggregate
      State                Equity Loans         Loan Balance     Loan Balance

Colorado                           6               379,965.00         0.13
Connecticut                      165            11,239,489.77         3.75
Delaware                          19             1,152,113.42         0.38
District of Columbia              35             2,576,207.52         0.86
Illinois                          52             4,088,937.79         1.36
Maryland                         287            16,104,561.56         5.37
Massachusetts                    270            18,903,282.42         6.30
New Hampshire                      8               405,386.00         0.14
New Jersey                      1574           100,859,419.14        33.62
New York                        1409           100,461,662.07        33.48
Pennsylvania                     563            29,608,840.38         9.87
Rhode Island                     128             6,779,641.64         2.26
Virginia                         104             7,475,117.39         2.49
                              ------          ---------------       ------
       TOTAL                   4,620          $300,034,624.10       100.00%


                        COMBINED LOAN-TO-VALUE RATIOS

    Range Of          Number Of Home        Aggregate          % of Aggregate
Original CLTV's        Equity Loans        Loan Balance         Loan Balance
---------------       --------------       ------------        --------------

    Up to 5.00             3                 $51,005.67              0.02%
 5.01 to 10.00%           42                 693,143.60              0.23
10.01 to 15.00            79               1,778,521.03              0.59
15.01 to 20.00           135               3,774,750.21              1.26
20.01 to 25.00           145               4,945,901.91              1.65
25.01 to 30.00           150               5,921,749.77              1.97
30.01 to 35.00           158               6,858,903.01              2.29
35.01 to 40.00           189               8,802,803.89              2.93
40.01 to 45.00           141               7,475,476.90              2.49
45.01 to 50.00           185              10,631,680.30              3.54
50.01 to 55.00           163               9,892,272.36              3.30
55.01 to 60.00           197              13,776,424.42              4.59
60.01 to 65.00           216              14,289,457.71              4.76
65.01 to 70.00           351              24,470,283.47              8.16
70.01 to 75.00           413              28,853,867.30              9.62
75.01 to 80.00          1403             111,686,370.66             37.22
80.01 to 85.00           649              46,085,988.71             15.36
85.01 to 90.00             1                  46,023.18              0.02

TOTAL                  4,620             $300,034,624.10           100.00%


-------------------------------------------------------------------------------
                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 3 of 5)
-----------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Mortgage Loans as of the Cut-Off Date
(9/1/98):

                          CUT-OFF DATE COUPON RATES

   Range of            Number of Home       Aggregate          % of Aggregate
 Coupon Rates           Equity Loans       Loan Balance         Loan Balance
-------------          -------------     ---------------       --------------

 9.001 to 10.000%          1471          $124,437,510.01            41.47%
10.001 to 11.000          1,339            89,725,299.34            29.90
11.001 to 12.000            790            45,386,727.65            15.13
12.001 to 13.000            625            26,806,291.82             8.93
13.001 to 14.000            395            13,678,795.28             4.56

TOTAL                     4,620          $300,034,624.10           100.00%

                          CUT-OFF DATE LOAN BALANCE

     Cut-Off Date          Number of Home        Aggregate      % of Aggregate
     Loan Balances          Equity Loans       Loan Balance      Loan Balance
     -------------        ---------------     --------------    --------------
       Up to  $25,000.00          953         $17,263,703.21          5.75%
 25,000.01 to  50,000.00        1,340          49,415,064.80         16.47
 50,000.01 to  75,000.00          801          49,610,601.74         16.53
 75,000.01 to 100,000.00          536          46,877,858.97         15.62
100,000.01 to 125,000.00          433          48,847,919.87         16.28
125,000.01 to 150,000.00          282          38,576,702.32         12.86
150,000.01 to 175,000.00          135          21,900,399.00          7.30
175,000.01 to 200,000.00           92          17,279,834.96          5.76
200,000.01 to 225,000.00           47          10,035,762.94          3.34
200,000.01 to 250,000.00            1             226,776.29          0.08

Total                           4,620        $300,034,624.10        100.00%


-------------------------------------------------------------------------------
                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 4 of 5)
-----------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Mortgage Loans as of the Cut-Off Date
(9/1/98):

                   Distribution of Months Since Origination

 Number Of Months      Number Of Home         Aggregate       % Of Aggregate
 Since Origination      Equity Loans         Loan Balance      Loan Balance
 -----------------     ---------------      -------------     ---------------
    0 to  1                  780            $ 55,339,671.62        18.44%
    2 to 12                3,840             244,694,952.48        81.56

Total                      4,620            $300,034,624.10       100.00%


                  Distribution of Remaining Term to Maturity

Months Remaining      Number Of Home          Aggregate        % of Aggregate
  To Maturity          Equity Loans          Loan Balance       Loan Balance
----------------      --------------         ---------------   --------------
Up to 120                    671            $ 19,926,885.98       6.64%
121 to 180                 2,569             169,873,815.90       56.62
181 to 240                 1,275             100,243,011.52       33.41
301 to 360                   105               9,990,910.70        3.33

Total                      4,620            $300,034,624.10      100.00%


                       Distribution by Occupancy Status

                      Number Of Home          Aggregate       % of Aggregate
Occupancy Status       Equity Loans          Loan Balance       Loan Balance
----------------      --------------         ---------------   --------------
Owner Occupied             4,343            $283,428,107.57       94.47%
Investor Owned               277              16,606,516.53        5.53

Total                      4,620            $300,034,624.10      100.00%


                        Distribution by Lien Position

                      Number Of Home          Aggregate        % of Aggregate
Lien Position          Equity Loans          Loan Balance        Loan Balance
-------------         --------------        ---------------    --------------
First Lien                3,103             $242,441,588.83       80.80%
Second Lien               1,517               57,593,035.27       19.20

Total                     4,620             $300,034,624.10      100.00%




-----------------------------------------------------------------------------
                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 5 of 5)
-----------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Mortgage Loans as of the Cut-Off Date
(9/1/98):



                                                                                                   Weighted Avg.
                        Number of Home        Aggregate       % of Aggregate      Weighted Avg.      Original
                         Equity Loans        Loan Balance       Loan Balance      Gross Coupon         Term
                        ---------------    --------------     --------------      -------------    -------------

TOTAL A CREDIT              3,364          $220,319,952.67         73.43%            10.238%           202
  BALLOON                     668            65,473,921.14         21.82             10.118%           180
     0-180                    668            65,473,921.14         21.82             10.118%           180
  FULLY AMORTIZING          2,696           154,846,031.53         51.61             10.289%           211
     0- 180                 1,672            71,528,698.14         23.84             10.556%           165
     181 or more            1,024            83,317,333.39         27.77             10.059%           251
TOTAL B CREDIT                646            40,959,656.87         13.65             11.257%           203
  BALLOON                     163            15,399,871.88          5.13             11.029%           180
     0-180                    163            15,399,871.88          5.13             11.029%           180
  FULLY AMORTIZING            483            25,559,784.99          8.52             11.395%           216
     0-180                    294            10,546,400.00          3.52             11.740%           165
     181 or more              189            15,013,384.99          5.00             11.153%           252
TOTAL C CREDIT                494            29,629,996.15          9.88             12.015%           197
  BALLOON                     133            12,505,958.20          4.17             11.651%           180
     0-180                    133            12,505,958.20          4.17             11.651%           180
  FULLY AMORTIZING            361            17,124,037.95          5.71             12.281%           209
     0-180                    228             8,099,078.09          2.70             12.658%           167
     181 or more              133             9,024,959.86          3.01             11.943%           247
TOTAL D CREDIT                116             9,125,018.41          3.04             12.668%           200
  BALLOON                      47             4,937,105.52          1.65             12.678%           180
     0-180                     47             4,937,105.52          1.65             12.678%           180
  FULLY AMORTIZING             69             4,187,912.89          1.40             12.656%           223
     0-180                     35             1,309,668.91          0.44             12.723%           147
     181 or more               34             2,878,243.98          0.96             12.626%           257

TOTAL                       4,620          $300,034,624.10        100.00%            10.627%           202






                      Weighted Avg.     Weighted Avg.        Weighted Avg.
                       Remaining        Amortization           Remaining
                         Term               Term           Amortization Term

TOTAL A CREDIT              197              256                   251
  BALLOON                   176              360                   356
     0-180                  176              360                   356
  FULLY AMORTIZING          206              211                   206
     0- 180                 160              165                   160
     181 or more            246              251                   246
TOTAL B CREDIT              198              270                   265
  BALLOON                   176              360                   356
     0-180                  176              360                   356
  FULLY AMORTIZING          211              216                   211
     0-180                  160              165                   160
     181 or more            247              252                   247
TOTAL C CREDIT              192              273                   268
  BALLOON                   176              360                   356
     0-180                  176              360                   356
  FULLY AMORTIZING          204              209                   204
     0-180                  162              167                   162
     181 or more            242              247                   242
TOTAL D CREDIT              195              297                   293
  BALLOON                   176              360                   356
     0-180                  176              360                   356
  FULLY AMORTIZING          218              223                   218
     0-180                  143              147                   143
     181 or more            252              257                   252


TOTAL                       197              261                   256


 Note: Credit Grade per Champion's guidelines.


-----------------------------------------------------------------------------
                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 1 of 7)
-------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)

----------------------------------------------------------------------------------------------
                                              Estimated   Estimated   Estimated
                                                 Wal       Modified   Principal    Expected
               Approximate      Interest       To Call     Duration     Window      Ratings
Certificate       Size            Rate         (Years)     (Years)     (Months)  (Moody's/S&P)
----------------------------------------------------------------------------------------------

    A-1       $300,000,000   Floating (b)(c)    3.38         2.81        122        Aaa/AAA
  A-2 (d)      $21,000,000        8.12%         2.99         1.43         36(e)     Aaa/AAA
----------------------------------------------------------------------------------------------

NOTES:  (a)       115% Prepayment Assumption: 4.6-23% CPR in 12 months. Priced to the 5% optional call.

        (b) The spread to One-Month LIBOR will double on the Distribution Date occurring after the date that the 5% optional call may be exercised.

        (c) On each Payment Date, the "Class A-1 Certificate Rate" will be equal to the lesser of (x) One-Month LIBOR plus % per
                                                                     -
                  annum, and (y) the Net Funds Cap.

        (d) The Class A-2 Certificate Rate will be equal to [8.12]%. Interest will be calculated on the Class A-2 Certificates on each Distribution Date on the basis of a "Notional Principal Balance" equal to, for the first [36] Distribution Dates, the lesser of (a) the Pool Balance as of the first day of the related collection period and (b) $[21,000,000], and thereafter, zero.

        (e)       Represents interest payment window.


CLASS A-1 (TO MATURITY)

------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                0%        50%        100%        115%       150%        200%
Ramp To (By Month 12)(CPR)                0%        10%         20%         23%        30%         40%
------------------------------------------------------------------------------------------------------

ILLUSTRATIVE YIELD (PAR PRICE)         6.02%      6.02%       6.02%       6.02%      6.02%       6.02%
AVERAGE LIFE (YEARS)                   11.86       6.38        3.93        3.48       2.69        1.98
MODIFIED DURATION (YEARS)               7.90       4.74        3.17        2.86       2.29        1.75
FIRST PRINCIPAL PAYMENT             10/25/98   10/25/98    10/25/98    10/25/98   10/25/98    10/25/98
LAST PRINCIPAL PAYMENT              10/25/26   12/25/17     5/25/14     5/25/13    1/25/12     8/25/08
PRINCIPAL LOCKOUT (MONTHS)              None       None        None        NONE       None        None
PRINCIPAL WINDOW (MONTHS)                337        231         188         176        160         119
------------------------------------------------------------------------------------------------------


CLASS A-1 (TO 5% OPTIONAL CALL)

------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%        50%        100%        115%       150%        200%
RAMP TO (BY MONTH 12)(CPR)                0%        10%         20%         23%        30%         40%
------------------------------------------------------------------------------------------------------
ILLUSTRATIVE YIELD (PAR PRICE)         6.02%      6.02%       6.02%       6.02%      6.02%       6.02%
AVERAGE LIFE (YEARS)                   11.75       6.30        3.85        3.38       2.61        1.92
MODIFIED DURATION (YEARS)               7.87       4.71        3.13        2.81       2.25        1.71
FIRST PRINCIPAL PAYMENT             10/25/98   10/25/98    10/25/98    10/25/98   10/25/98    10/25/98
LAST PRINCIPAL PAYMENT               8/25/17    5/25/13     3/25/10    11/25/08    8/25/06     6/25/04
PRINCIPAL LOCKOUT (MONTHS)              None       None        None        NONE       None        None
PRINCIPAL WINDOW (MONTHS)                227        176         138         122         95          69
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 2 of 7)
-------------------------------------------------------------------------------



CLASS A-2 (TO MATURITY)

-----------------------------------------------
% OF PREPAYMENT ASSUMPTION                 115%   -------------------------------------------
RAMP FROM (CPR)                            4.6%        30%         40%         50%        60%
RAMP TO (BY MONTH 12)(CPR)                23.0%        30%         40%         50%        60%
---------------------------------------------------------------------------------------------
ILLUSTRATIVE YIELD (PRICE 21.3833%)       6.78%      6.78%       6.78%       6.78%      6.65%
AVERAGE LIFE (YEARS)                       2.99       2.99        2.99        2.99       2.98
MODIFIED DURATION (YEARS)                  1.43       1.43        1.43        1.43       1.43
FIRST CASHFLOW PAYMENT                 10/25/98   10/25/98    10/25/98    10/25/98   10/25/98
LAST CASHFLOW PAYMENT                   9/25/01    9/25/01     9/25/01     9/25/01    9/25/01
CASHFLOW LOCKOUT (MONTHS)                  NONE       None        None        None       None
CASHFLOW WINDOW (MONTHS)                    361         36          36          36         36
---------------------------------------------------------------------------------------------



CLASS A-2 (TO 5% OPTIONAL CALL)

-----------------------------------------------
% OF PREPAYMENT ASSUMPTION                 115%   -------------------------------------------
RAMP FROM (CPR)                            4.6%        30%         40%         50%        60%
RAMP TO (BY MONTH 12)(CPR)                23.0%        30%         40%         50%        60%
---------------------------------------------------------------------------------------------
ILLUSTRATIVE YIELD (PRICE 21.3833%)       6.78%      6.78%       6.78%       6.78%      6.65%
AVERAGE LIFE (YEARS)                       2.99       2.99        2.99        2.99       2.98
MODIFIED DURATION (YEARS)                  1.43       1.43        1.43        1.43       1.43
FIRST CASHFLOW PAYMENT                 10/25/98   10/25/98    10/25/98    10/25/98   10/25/98
LAST CASHFLOW PAYMENT                   9/25/01    9/25/01     9/25/01     9/25/01    9/25/01
CASHFLOW LOCKOUT (MONTHS)                  NONE       None        None        None       None
CASHFLOW WINDOW (MONTHS)                     36         36          36          36         36
---------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 3 of 7)
-------------------------------------------------------------------------------

NET FUNDS CAP ANALYSIS (a)

---------------------------------------
                              CLASS A-1
PERIOD      DISTRIBUTION         NET
                DATE          FUNDS CAP
---------------------------------------
   1           10/1/98          9.559%
   2           ll/l/98          9.590%
   3           12/l/98          9.611%
   4           l/l/99           9.624%
   5           2/l/99           9.615%
   6           3/l/99           9.605%
   7           4/l/99           9.593%
   8           5/l/99           9.580%
   9           6/l/99           9.567%
  10           7/1/99           9.554%
  11           8/l/99           9.540%
  12           9/l/99           9.525%
  13           10/1/99          9.511%
  14           ll/l/99          9.496%
  15           12/1/99          9.481%
  16           1/l/00           9.465%
  17           2/l/00           9.449%
  18           3/l/00           9.432%
  19           4/l/00           9.415%
  20           5/1/00           9.398%
  21           6/l/00           9.380%
  22           7/l/00           9.362%
  23           8/1/00           9.343%
  24           9/l/00           9.324%
  25           10/1/00          9.304%
  26           11/1/00          9.284%
  27           12/1/00          9.263%
  28           1/1/01           9.242%
  29           2/l/01           9.220%
  30           3/l/01           9.198%
  31           4/1/01           9.175%
  32           5/1/01           9.151%
  33           6/1/01           9.124%
  34           7/l/01           9.095%
  35           8/l/01           9.065%
  36           9/1/01           9.035%
  37           10/1/01          10.304%
  38           11/1/01          10.304%
  39           12/1/01          10.304%
  40           1/l/02           10.303%
  41           2/l/02           10.303%
  42           3/l/02           10.303%
  43           4/1/02           10.302%
  44           5/l/02           10.302%
  45           6/l/02           10.302%
  46           7/l/02           10.301%
  47           8/l/02           10.301%
  48           9/l/02           10.301%
  49           10/1/02          10.300%
  50           11/1/02          10.300%
  51           12/1/02          10.300%
  52           1/1/03           10.299%
  53           2/1/03           10.299%
  54           3/1/03           10.298%
  55           4/1/03           10.298%
  56           5/1/03           10.297%
  57           6/l/03           10.300%
  58           7/1/03           10.304%
  59           8/l/03           10.309%
  60           9/1/03           10.313%
  61           10/1/03          10.318%
  62           ll/l/03          10.323%
  63           12/1/03          10.328%
  64           1/1/04           10.333%
  65           2/l/04           10.338%
  66           3/l/04           10.344%
  67           4/l/04           10.350%
  68           5/1/04           10.355%
  69           6/l/04           10.361%
  70           7/1/04           10.368%
  71           8/l/04           10.374%
  72           9/1/04           10.380%
  73           10/1/04          10.387%
  74           ll/l/04          10.394%
  75           12/1/04          10.401%
  76           l/l/05           10.408%
  77           2/l/05           10.416%
  78           3/l/05           10.424%
  79           4/l/05           10.432%
  80           5/l/05           10.440%
  81           6/l/05           10.449%
  82           7/l/05           10.457%
  83           8/l/05           10.466%
  84           9/l/05           10.476%
  85           10/1/05          10.485%
  86           ll/l/05          10.495%
  87           12/1/05          10.505%
  88           l/l/06           10.516%
  89           2/l/06           10.526%
  90           3/1/06           10.538%
  91           4/l/06           10.549%
  92           5/l/06           10.561%
  93           6/1/06           10.573%
  94           7/l/06           10.586%
  95           8/l/06           10.599%
  96           9/l/06           10.612%
  97           10/1/06          10.626%
  98           ll/l/06          10.641%
  99           12/1/06          10.656%
  100          l/l/07           10.671%
  101          2/1/07           10.687%
  102          3/l/07           10.703%
  103          4/l/07           10.720%
  104          5/l/07           10.737%
  105          6/l/07           10.756%
  106          7/1/07           10.774%
  107          8/l/07           10.794%
  108          9/l/07           10.814%
  109          10/1/07          10.834%
  110          11/1/07          10.855%
  1ll          12/1/07          10.876%
  112          1/1/08           10.899%
  113          2/1/08           10.922%
  114          3/1/08           10.946%
  115          4/1/08           10.970%
  116          5/l/08           10.996%
  117          6/l/08           11.022%
  118          7/l/08           11.049%
  119          8/1/08           11.078%
  120          9/l/08           11.107%
  121          10/1/08          11.137%
  122          11/l/08          11.168%
  123          12/1/08          11.200%
  124          1/1/09           11.234%
  125          2/1/09           11.269%
  126          3/1/09           11.305%
  127          4/1/09           11.342%
  128          5/1/09           11.381%
  129          6/1/09           11.421%
  130          7/1/09           11.463%
  131          8/1/09           11.506%
  132          9/1/09           11.551%
  133          10/1/09          11.598%
  134          11/1/09          11.646%
  135          12/1/09          11.697%
  136          1/l/10           11.750%
  137          2/1/10           11.804%
  138          3/1/10           11.861%
  139          4/1/10           11.921%
  140          5/l/10           11.983%
  141          6/1/10           12.047%
  142          7/1/10           12.115%
  143          8/1/10           12.185%
  144          9/1/10           12.259%
  145          10/1/10          12.336%
  146          11/1/10          12.416%
  147          12/1/10          12.500%
  148          1/1/11           12.589%
  149          2/1/11           12.681%
  150          3/1/11           12.778%
  151          4/1/11           12.880%
  152          5/1/11           12.987%
  153          6/1/11           13.100%
  154          7/1/11           13.219%
  155          8/1/11           13.344%
  156          9/1/11           13.476%
  157          10/1/11          13.615%
  158          11/1/11          13.763%
  159          12/1/11          13.919%
  160          1/1/12           14.084%
  161          2/1/12           14.260%
  162          3/1/12           14.447%
  163          4/1/12           14.646%
  164          5/1/12           14.858%
  165          6/1/12           15.085%
  166          7/1/12           15.327%
  167          8/1/12           15.588%
  168          9/1/12           15.867%
  169          10/1/12          16.169%
  170          11/1/12          16.494%
  171          12/1/12          16.846%
  172          1/1/13           17.229%
  173          2/1/13           17.646%
  174          3/1/13           18.102%
  175          4/1/13           18.601%
  176          5/1/13           19.152%


(a) Prepayment Speed Assumption: Fixed (4.6-23% CPR in 12 months). Class A-1 Net Funds Cap is equal to, as a percentage of the Class A-1 Certificate Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.



------------------------------------------------------------------------------

                             KEY CAPITAL MARKETS

This information should be considered only after reading Key Capital Markets, Inc.'s Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received or reviewed this Statement. You may obtain a copy of the Statement from your sales representative.